SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

April 19, 2004 (Date of earliest event reported)

Independence Community Bank Corp. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-23229 (Commission File Number)	11-3387931 (IRS Employer Identification No.)

195 Montague Street, Brooklyn, New York (Address of principal executive offices)	11201 (Zip Code)

(718) 722-5300 (Registrant’s telephone number, including area code)

Not Applicable (Former name, former address and former fiscal year, if changed since last report)

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Not applicable.

(b) Not applicable.

(c) Exhibits The following exhibit is filed herewith.

Exhibit Number	Description

99.1	Press Release dated April 19, 2004

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 19, 2004, Independence Community Bank Corp. (the “Company”) reported its results of operations for the quarter ended March 31, 2004.

For additional information, reference is made to the Company’s press release dated April 19, 2004, which is included as Exhibit 99.1 and is incorporated herein by reference thereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INDEPENDENCE COMMUNITY BANK CORP.
Date: April 20, 2004	By:	/s/ Frank W. Baier Frank W. Baier Executive Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer

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